United States
                        Securites and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12

                           MOLECULAR DIAGNOSTICS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

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      (3)   Filing Party:

      (4)   Date Filed

                           MOLECULAR DIAGNOSTICS, INC.
                      414 North Orleans Street - Suite 502
                             Chicago, Illinois 60610

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2006

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Molecular Diagnostics, Inc., a Delaware corporation (the "Company"), will be held at the Hyatt Regency Embarcadero, 5 Embarcadero Center, San Francisco, California 94111 on Friday, June 16, 2006 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

      1. to elect four directors to serve on the Company's Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

      2. to approve an amendment to the Company's Certificate of Incorporation (as amended to date) to change the name of the Company from Molecular Diagnostics, Inc. to CytoCore, Inc.; and

      3. to transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has no knowledge of any other business to be transacted at the meeting.

      The Board of Directors has fixed the close of business on Friday, April 21, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

      A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

                                        By Order of the Board of Directors


May 1, 2006                             David J. Weissberg, M.D.
                                        Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                           MOLECULAR DIAGNOSTICS, INC.
                      414 North Orleans Street - Suite 502
                             Chicago, Illinois 60610

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                           To be held on June 16, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Molecular Diagnostics, Inc. ("Molecular" or the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, June 16, 2006 at 10:00 a.m., local time, at the Hyatt Regency Embarcadero, 5 Embarcadero Center, San Francisco, California 94111 and at any adjournments thereof (the "Meeting"). The Notice of Meeting, this Proxy Statement, the form of proxy and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 are first being mailed to stockholders on or about May 1, 2006.

                          VOTING PROCEDURES AND QUORUM

      The Board of Directors has fixed the close of business on April 21, 2006 (the "Record Date") as the record date to determine stockholders entitled to receive notice of and to vote at the Meeting. Only holders of the Company's common stock, $.001 par value (the "Common Stock"), and the Company's Series E Convertible Preferred Stock, $.001 par value (the "Series E Stock"), shall be entitled to vote at the Meeting. The Company had 205,823,308 shares of its Common Stock and 233,598 shares of its Series E Stock outstanding as of the close of business on the Record Date. Each holder of Common Stock is entitled to one vote per share of Common Stock on each of the matters to be voted upon at the Meeting. Each holder of Series E Stock is entitled to vote on any matter on which the holders of Common Stock are entitled to vote, and to notice of the Meeting. When voting with the holders of Common Stock as a single class, each holder of Series E Stock is entitled to one vote for each share of Common Stock into which such holder's Series E Stock is convertible on the Record Date, calculated to the nearest whole share. As of the Record Date, the Series E Stock outstanding was convertible into 9,159,165 shares of Common Stock.

      If the accompanying proxy is properly completed, signed and returned prior to the Meeting, such shares will be voted in accordance with the instructions on the proxy or, in the absence of instructions as to any proposal, they will be voted in favor of proposals 1 and 2 as set forth in the accompanying Notice of Meeting.

      A stockholder may revoke a proxy at any time prior to exercise at the Meeting by (1) giving written notice of such revocation to the Company, (2) executing and delivering to the Company a later-dated proxy, or (3) attending the Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

      In case any nominee for election as a director is unable or unavailable to serve as a director when the election occurs, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee. The Company expects all nominees to be available and knows of no matters to be brought before the Meeting other than those described in this Proxy Statement. If, however, any other matters properly come before the Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person voting such proxies.

      The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock and Series E Stock outstanding on the Record Date and entitled to vote shall constitute a quorum. If a quorum is not present, the chairman of the Meeting or the holders of a majority of the shares entitled to vote who are present in person or represented by proxy at the Meeting have the power to adjourn the Meeting from time to time until a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled. Abstentions will be treated as shares that are present and entitled


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

to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Broker non-votes will also count in determining whether a quorum is present. If a broker indicates on the proxy that it does not have discretionary authority and has not received voting instructions with respect to a particular proposal, those shares will not be considered as present and entitled to vote with respect to that proposal.

      The affirmative vote of a plurality of the votes of the shares of Common Stock and Series E Stock, voting together as a single class, present in person or represented by proxy and entitled to vote will be required to elect the directors (Proposal No.1). Accordingly, abstentions, broker non-votes and votes withheld for a nominee will not have any effect on the election of a director.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series E Stock entitled to vote at the Meeting, voting together as a single class, is required to approve the proposal to amend the Company's Certificate of Incorporation to change the name of the Company (Proposal No. 2). Votes withheld or abstaining from voting, as well as broker non-votes, will therefore have the same effect as a negative vote or a vote against this proposal.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Pursuant to the Company's Certificate of Incorporation and By-laws, each as amended to date, the Company's Board of Directors may consist of no fewer than three nor more than 15 directors, with the specific number to be authorized by the Board of Directors from time to time in its discretion. The Board of Directors is currently authorized to consist of four members. Each director holds office until his or her successor is elected and qualified, and directors need not be stockholders.

      Four directors are to be elected at the Meeting to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. All of the nominees are currently directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. If a nominee becomes unable or unavailable to serve as a director at the time of the election, the persons named as proxies in the accompanying proxy may vote the proxy for a substitute nominee. Vacancies, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

      The affirmative vote of a plurality of the votes of the shares of Common Stock and Series E Stock, voting together as a single class, present or represented by proxy and entitled to vote will be required to elect the directors.

      Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the nominees set forth below.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                         THE ELECTION OF THE NOMINEES.


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

The Board of Directors and the Nominees

Name                          Age      Offices and Positions, if any, Held with the Company         Director Since
----                          ---      ----------------------------------------------------         --------------
David J. Weissberg, M.D.      51       Chief Executive Officer and Director                         2005

Robert F. McCullough, Jr.     51       Chief Financial Officer and Director                         2005

John H. Abeles, M.D.          61       Director                                                     1999

Alexander M. Milley           53       Director                                                     1989

Nominees

      David J. Weissberg, M.D. was elected Chief Executive Officer and director of the Company in August 2005. He has been employed by David Weissberg P.C. since September 1998. He served as President and Chief Executive Officer of Long Island Physician Holdings from 1994 to 2002, and served on the developmental and managerial boards of MDNY, a physician-owned health maintenance organization located in Long Island, New York, from 1994 to 2002. Dr. Weissberg served as President of a large multi-specialty medical group from 1994 to 1995.

      Robert F. McCullough, Jr. was elected Chief Financial Officer and director of the Company in September 2005. He currently serves as President and as a Portfolio Manager of Summitcrest Capital, Inc., a money management firm, a position he has held since October 2003. From April 1999 to July 2003, Mr. McCullough served as a Portfolio Manager at Presidio Management, a money management firm. Prior thereto, Mr. McCullough served as a manager with the accounting firm of Ernst & Whinney (now Ernst & Young) and also served as a financial analyst, a portfolio manager and a Chief Financial Officer of several private companies. Mr. McCullough has an MBA in finance and is a Certified Public Accountant.

      John H. Abeles, M.D. has been a director of the Company since May 1999. Dr. Abeles is President of MedVest, Inc., a venture capital and consulting firm he founded in 1980. He is also General Partner of Northlea Partners, Ltd. ("Northlea Partners"), a family investment partnership. Dr. Abeles was a senior medical executive at Sterling Drug Company, Pfizer, Inc. and Revlon Healthcare, Inc. and subsequently was a medical analyst at Kidder, Peabody & Co. Dr. Abeles is a director of a number of companies operating in the medical device and healthcare fields, including public companies I-Flow Corporation, Oryx Technology Corp., and DUSA Pharmaceuticals, Inc.

      Alexander M. Milley has been a director of the Company (including its predecessors) since 1989. Mr. Milley is currently President, Chief Executive Officer and Chairman of the Board of ELXSI Corp., a holding company with subsidiaries operating in the restaurant and environmental inspection equipment industries. He is also President and Chairman of the Board of Azimuth Corporation, a holding company with subsidiaries operating in the trade show exhibit, retail environment design, and electrical components and fastener distribution industries. Mr. Milley was Chairman of the Board and Chief Executive Officer of Bell National Corporation, a predecessor of the Company, until December 1998 and was President of Bell from August 1990 until December 1998. Mr. Milley is the founder, President, sole director and majority stockholder of Milley Management, Inc., a private investment and management-consulting firm. Mr. Milley is also the President and a director of Cadmus Corporation, a private investment and management consulting firm, and a director and executive officer of Winchester National, Inc.

Relationships and Interests in Proposals

      There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Molecular, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a nominee. No director or executive officer (or any nominee therefor or any associate thereof) has any interest, direct or indirect, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). Contempo Design, Inc., of which Mr. Milley is both a director and the Vice President, filed a petition under Chapter 11 of the federal Bankruptcy Code in 2004.

Board of Directors and Committee Information

      The Board of Directors held five meetings during the fiscal year ended December 31, 2005. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors they were eligible to attend and the total number of meetings of committees on which they served. Each member of the Board is "independent" as set forth in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers except for Dr. Weissberg and Mr. McCullough, who are executive officers of the Company.

      The Board of Directors of Molecular currently has a single standing committee, the Audit Committee. In addition to the descriptions below, please refer to the "Report of the Audit Committee" included in this Proxy Statement.

      Audit Committee

      The Audit Committee consists of Mr. Milley and Dr. Abeles, each of whom is independent under applicable independence requirements of the NASD and as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has determined that Mr. Milley also satisfies the definition of "audit committee financial expert" as promulgated by the Securities and Exchange Commission.

      The Audit Committee acts pursuant to a written charter, which charter authorizes the committee's overview of the financial operations and management of the Company, including a required review process for all quarterly, annual, and special filings with the SEC, and meetings with the Company's independent registered public accounting firm. A copy of the Audit Committee's charter was included as an appendix to the Company's Proxy Statement for its 2004 Annual Meeting of Stockholders as filed with the SEC on July 1, 2004. The Audit Committee met three times in 2005.

      Compensation Matters

      The Company does not have a compensation committee but, rather, the full Board of Directors participates in deliberations concerning executive compensation and establishes the compensation and benefit plans and programs of Molecular. For more information on the compensation of directors and officers of the Company, see the "Compensation" section below.

      Nomination Matters

      The Board of Directors does not currently have a nominating committee or a committee performing similar functions. Given the size of the Company and the historic lack of director nominations by stockholders, the Board has determined that no such committee is necessary. Similarly, although the Company's By-laws contain procedures for stockholder nominations (which procedures have not been materially changed since the Company's last disclosure with respect thereto), the Board has determined that adoption of a formal policy regarding the consideration of director candidates recommended by stockholders is not required. The Company intends to review periodically both whether a more formal policy regarding stockholder nominations should be adopted and whether a nominating committee should be established. Until such time as a nominating committee is established, the full Board will participate in the consideration of candidates in accordance with the guidelines described herein. A description of the procedures for stockholder nominations and the desired qualifications of candidates, among other nominations matters, follows.

            Stockholder Nominations

      The Board will accept for consideration any candidate properly recommended by a stockholder; acceptance of a recommendation for consideration does not imply the Board will nominate the proposed candidate.

      Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company's By-laws. The By-laws provide that nominations of persons for election to the Board at a meeting of stockholders may be made (i) by or at the


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

direction of the Board, or (ii) by any stockholder of the Company entitled to vote in the election of directors at the meeting and who complies with certain notice procedures.

      Such nominations, other than those made by or at the direction of the Board, must be made pursuant to timely notice in writing to the Secretary of the Company. In order to be considered timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not less than 60 days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders.

      However, if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, to be timely a stockholder's notice must be delivered, or mailed and received, not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which the date of such meeting has been first "publicly disclosed" by the Company. For purposes of the nomination procedures, "publicly disclosed" or "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by the Company with the SEC.

      Any stockholder's notice must include the following information:

      o as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required under applicable securities laws (including Regulation 14A under the Exchange Act), and such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected; and

      o as to the stockholder giving notice, the name and address, as they appear on the Company's books, of such stockholder and the class and number of shares of the Company which such stockholder beneficially owns.

      At the request of the Board, any person nominated by the Board for election as a director must furnish to the Company's Secretary the same information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director, as well as a consent to be interviewed by the Board if the Board chooses to do so in its discretion and a consent to serve as a director if nominated and elected. Submissions received through this process will be forwarded to the Board for review. Only those nominees whose submissions comply with these procedures and who satisfy the qualifications determined by the Board for directors of the Company will be considered.

            Qualifications and Candidates

      When considering candidates, the Board strives to achieve a balance of knowledge, experience and accomplishment. While there are no set minimum requirements, a candidate should:

      o     be intelligent, thoughtful and analytical;
      o     possess superior business-related knowledge, skills and experience;
      o reflect the highest integrity, ethics and character, and value such qualities in others;
      o     have excelled in both academic and professional settings;
      o     demonstrate achievement in his or her chosen field;
      o     be free of actual or potential conflicts of interest;
      o     be familiar with regulatory and governance matters;
      o have the ability to devote sufficient time to the business and affairs of the Company; and


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

      o demonstrate the capacity and desire to represent, fairly and equally, the best interests of the Company's stockholders as a whole.

      In addition to the above criteria (which may be modified from time to time), the Board may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Board considers a candidate's independence, financial sophistication and special competencies.

      The Board identifies potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The Board may retain and compensate third parties, including executive search firms, to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

      Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member's continuity of service and familiarity with the Company with that of obtaining a new perspective, and considering each individual's contributions, performance and level of participation, the current composition of the Board, and the Company's needs. If any existing member does not want to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Board meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval.

      The Board does not currently, and does not intend in the future, to differentiate between or alter the manner in which it evaluates candidates based on the constituency (including stockholders) that proposed the candidate.

Stockholder Communications

      It is the policy of the Board of Directors of Molecular to welcome communications from stockholders. Stockholders may send written communications to the entire Board or individual directors, addressing them to Molecular Diagnostics, Inc., 414 North Orleans Street, Suite 502, Chicago, Illinois 60610,
Attention: Chief Financial Officer. Communications by e-mail should be addressed to info@molecular-dx.com and marked "Attention: Chief Financial Officer" in the "Subject" field. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.

      Recognizing that director attendance at the Company's annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it shall be the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings. All of the Company's then-current directors attended the 2005 Annual Meeting of Stockholders.

Certain Relationships and Related Transactions

      David J. Weissberg and Lantana Small Capital Growth, LLC

      In September 2005, Lantana Small Capital Growth, LLC of which Dr. Weissberg is the managing partner, purchased 1,600,000 shares of Common Stock of the Company and converted a Bridge II Convertible Promissory Note into 5,690,000 shares of Common Stock of the Company.

      Northlea Partners, Ltd.

      In April 2004, the Company issued a $25,000 Bridge III Convertible Promissory Note to Northlea Partners, Ltd. ("Northlea Partners") in exchange for $25,000 cash. The terms of the notes are identical to other Bridge III Convertible Promissory Notes issued by the Company. At that time, the Company


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

also issued warrants to purchase 6,250 shares of Common Stock to Northlea Partners with the same terms as other participants in the Bridge III offering.

      Azimuth Corporation and Cadmus Corporation

      In July 2003, Azimuth Corporation ("Azimuth"), of which Mr. Milley is President and Chairman of the Board of Directors, and Cadmus Corporation ("Cadmus"), of which Mr. Milley is President and a director, agreed to cancel seven warrants held by Azimuth and one warrant held by Cadmus, which entitled the holders to purchase a total of 3,125,000 shares of Common Stock at various exercise prices between $0.01 and $1.25 per share. The warrants, issued between December 1999 and August 2001, contained anti-dilution clauses which required Molecular to increase the number of shares of Common Stock the holders were entitled to purchase under the warrants by approximately 1,500,000 shares as of the date of the agreement, with commensurate adjustments in individual exercise prices so that gross proceeds to the Company from exercise of the warrants remained the same. These anti-dilution provisions could have required the Company to make additional adjustments in shares and exercise prices in the future based on the Company's issuance of debt or equity instruments at prices below the adjusted exercise prices of these warrants. In consideration for the parties' agreement to cancel these warrants, including certain anti-dilution clauses, and the forgiveness of approximately $100,000 owed to Azimuth and Cadmus, Molecular agreed to issue new five-year warrants entitling the holders to purchase an aggregate 6,500,000 shares of Common Stock at an exercise price of $0.30 per share. The documents relating to this agreement were executed in the first quarter of 2005.

      Dennis Bergquist, former Chief Financial Officer

      In April 2004, the Company issued a $12,500 Bridge III Convertible Promissory Note to Dennis Bergquist, the Company's former Chief Financial Officer, in exchange for $12,500 cash. The terms of the notes are identical to other Bridge III Convertible Promissory Notes issued by the Company. At that time, the Company also issued warrants to purchase 3,125 shares of Common Stock to Mr. Bergquist with the same terms as other participants in the Bridge III offering. Due to the Company's financial situation, Mr. Bergquist was not always paid his full salary during 2004 and 2005. The Company and Mr. Bergquist are in disagreement over the amounts due him and are engaged in settlement discussions.

      During 2004 and 2005, the Company engaged Leslie Bergquist, wife of the Company's former Chief Financial Officer, Dennis Bergquist, as a consultant to perform certain financial advisory services. Ms. Bergquist was paid a total of $72,100 in 2004 for her services, which included approximately $20,100 due and owing for services performed in 2003, and $7,000 in 2005. The Company and Ms. Bergquist are in disagreement over the amounts remaining due her and are engaged in settlement discussions.

Legal Proceedings

      Peter Gombrich

      In April 2005, Peter Gombrich, the Company's former Chief Executive Officer, filed suit against the Company and its former Chief Executive Officer, Denis M. O'Donnell, M.D., claiming that the Company breached a written employment contract and that it owes him an amount in excess of $849,500 (plus interest and attorneys' fees). Mr. Gombrich also alleged a claim against the Company for contribution and indemnification regarding agreements he allegedly signed as a personal guarantor for certain alleged Company obligations. The Company filed a motion to compel the case to arbitration that was granted in August 2005. In late 2005, the Company filed its answer and affirmative defenses, and asserted numerous counterclaims against Mr. Gombrich. The hearing on the parties' claims and counterclaims is currently proceeding before the arbitrator.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and holders of more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC.

      Based solely on the Company's review of copies of such reports (and any amendments thereto) it has been furnished and any written representations that no other reports were required, the Company believes that with respect to fiscal 2005, all reports were timely filed except that (i) Dr. Weissberg filed a Form 4 late relating to the conversion of a Bridge II Convertible Promissory Note held by Lantana Small Cap Growth LLC, of which Dr. Weissberg is the managing partner, into 5,690,000 shares of Common Stock, (ii) each of Mr. McCullough and Dr. Weissberg filed his Form 3 to report his insider status and initial beneficial ownership late, (iii) Mr. McCullough filed a Form 4 late relating to an open market purchase of Common Stock, (iv) Dr. Weissberg filed a Form 4 late relating to two open market purchases of Common Stock, and (v) Dr. Abeles failed to file a Form 4 relating to a purchase of Common Stock from the Company.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors shall be comprised of at least two members, each of whom is a non-employee director and satisfies all applicable independence requirements. The Audit Committee's duties and responsibilities, summarized below, are more fully set forth in the committee's charter (as amended and restated), a copy of which was included as an appendix to the Company's Definitive Proxy Statement for the 2004 Annual Meeting of Stockholders as filed with the SEC on July 1, 2004.

      The policy of the Audit Committee is to provide assistance to the directors in fulfilling their responsibilities to shareholders, potential shareholders, and the investment community relating to corporate accounting, the reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the Company's independent registered public accounting firm, the internal auditors, and the financial management of the Company and to oversee the Company's accounting and financial reporting process on behalf of the Board of Directors.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company's audited financial statements, including the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements. The Audit Committee also reviewed and discussed with the Company's independent registered public accounting firm, Altschuler, Melvoin and Glasser LLP, which is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States, its judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) with and without management present. In particular, the Audit Committee has discussed with the registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees" (as currently in effect), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" (as currently in effect) relating to the independence of the independent registered public accounting firm from the Company and its related entities, discussed with the firm its independence from the Company, and considered the compatibility of the firm's provision of permissible non-audit services with maintaining the firm's independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the SEC. The Audit Committee has not yet selected an independent registered public accounting firm for the current fiscal year ending December 31, 2006 but expects to do so in the next several months.

      The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by its independent registered public accounting firm during fiscal 2005. It is the Audit Committee's policy to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company's independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm's independence, in appearance or fact.

                                        Audit Committee


                                        Alexander M. Milley, Chairman
                                        John H. Abeles, M.D.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock - Five Percent Holders

      The following table sets forth, as of April 21, 2006, certain information with respect to any person, including any group, who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, including the name and address of such owner, the number of shares of Common Stock beneficially owned and the nature of such ownership, and the percentage such ownership is of the outstanding shares of Common Stock.

                                                            Amount and Nature of      Percent
      Name and Address of Beneficial Owner                 Beneficial Ownership(1)   of Class
      ------------------------------------                 -----------------------   --------
      Standard General Holdings, LLC(2) ..............            19,422,819            9.4%
           P.O. Box 2050
           Fair Oaks, CA 95628

      David J. Weissberg, M.D(3) .....................            14,005,511            6.8%
           100 Goose Hill Road
           Cold Springs Harbor, NY 11724

      Alexander M. Milley(4) .........................            12,876,010            6.1%
           c/o Azimuth Corporation
           3600 Rio Vista Avenue, Suite A
           Orlando, FL 32805

      Lantana Small Capital Growth LLC ...............            12,559,311            6.1%
           100 Goose Hill Road
           Cold Springs Harbor, NY 11724

      W. Douglas Moreland(5) .........................            12,626,568            6.1%
           1655 E. Layton Drive
           Englewood, CO 80113

----------

      (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group within 60 days of April 21, 2006 upon the exercise of stock options or other purchase rights, but not the exercise of options or warrants held by any other person.

      (2) Includes 920,833 shares issuable upon exercise of warrants that are exercisable at any time.

      (3) Includes 12,559,311 shares (listed below) owned by Lantana Small Capital Growth LLC, of which Dr. Weissberg is Managing Partner.

      (4) Includes: (i) 1,105,364 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Mr. Milley; (ii) 282,881 shares owned by Cadmus, of which Mr. Milley is an executive officer, 2,158,280 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Cadmus, and 289,285 shares issuable to Cadmus under stock appreciation rights granted by the Company; (iii) 905,341 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Azimuth, of which Mr. Milley is a director and executive officer; (iv) 900,079 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Milley Management, Inc., of which Mr. Milley is a director and executive officer; (v) 265,781 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Winchester National, Inc., of which Mr. Milley is a director and executive officer; and (vi) 469,000 shares subject to options granted by the Company to Mr. Milley that are exercisable within 60 days. In July of 2003, Molecular agreed to cancel warrants held by Azimuth and Cadmus and issue new five-year warrants entitling the holders to purchase an aggregate 6,500,000 shares of Common Stock. The number of shares beneficially held by Mr. Milley includes the shares issuable under these warrants. (See "Certain Relationships and Related Transactions" above for additional details concerning this transaction.)

      (5) Includes 394,389 shares issuable upon exercise of warrants that are exercisable at any time.

Common Stock - Management

      The following table sets forth, as of April 21, 2006, certain information concerning the ownership of Common Stock of each (i) director, (ii) nominee,
(iii) executive officer and former executive officer named in the Summary Compensation Table hereof and referred to as the "Named Executive Officers," and
(iv) all current directors and executive officers of the Company as a group.

                                                                              Amount and Nature of        Percent
      Name of Beneficial Owner                                               Beneficial Ownership(1)     Of Class
      ------------------------                                               -----------------------     --------
      John H. Abeles, M.D.(2) ...........................................             2,519,339             1.2%
      Dennis L. Bergquist(3) ............................................               338,125               *
      Robert F. McCullough, Jr.(4) ......................................             6,587,934             3.2%
      Alexander M. Milley(5) ............................................            12,876,010             6.1%
      Denis M. O'Donnell, M.D.(6) .......................................                     0               *
      David J. Weissberg, M.D(7) ........................................            14,005,511             6.8%
      All current directors and executive officers as a group (4 persons)            35,988,794            16.3%

----------
* Less than one percent of the Common Stock outstanding.

      (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group within 60 days of April 21, 2006 upon the exercise of stock options or other purchase rights, but not the exercise of options or warrants held by any other person. The address of each current director, nominee and current executive officer of the Company is c/o Molecular Diagnostics, Inc., 414 N. Orleans, Suite 502, Chicago, IL 60610.

      (2) Includes: (i) 1,267,164 shares owned by Northlea Partners, of which Dr. Abeles is General Partner; (ii) 83,333 shares underlying warrants granted by the Company to Northlea Partners that are exercisable within 60 days; (iii) 100,000 shares issuable upon conversion of a Bridge II convertible promissory note held by Northlea Partners, which is convertible at any time; (iv) 70,958 shares issuable upon warrants granted upon conversion of a Bridge I convertible promissory note held by Northlea Partners that are exercisable within 60 days; (v) 250,000 shares issuable upon conversion of a Bridge III convertible promissory note held by Northlea Partners, which is convertible at any time; (vi) 6,250 shares issuable upon warrants granted upon conversion of a Bridge III convertible promissory note held by Northlea Partners that are exercisable within 60 days; (vii) 342,634 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Northlea Partners; and (viii) 399,000 shares issuable upon exercise of options granted by the Company to Dr. Abeles that are exercisable within 60 days. Dr. Abeles disclaims beneficial ownership of all shares owned by, or issuable to, Northlea Partners except shares attributable to his 1% interest in Northlea Partners as General Partner.

      (3) Includes (i) 125,000 shares issuable upon conversion of a Bridge III convertible promissory note, which is convertible at any time, and
            (ii) 3,125 shares issuable upon warrants granted upon conversion of a Bridge III convertible promissory note that are exercisable within 60 days.

      (4) Includes: (i) 4,032,500 shares owned by Summitcrest Capital Partners L.P., of which Mr. McCullough is President of the General Partner; and (ii) 1,037,049 shares owned by MPC Trust, of which Mr. McCullough is a trustee.

      (5) Includes: (i) 1,105,364 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Mr. Milley; (ii) 282,881 shares owned by Cadmus, of which Mr. Milley is an executive officer, 2,158,280 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Cadmus, and 289,285 shares issuable to Cadmus under stock appreciation rights granted by the Company; (iii) 905,341 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Azimuth, of which Mr. Milley is a director and executive officer; (iv) 900,079 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Milley Management, Inc., of which Mr. Milley is a director and executive officer; (v) 265,781 shares issuable upon conversion of Series E Stock, including shares issuable upon payment of cumulative dividends, held by Winchester National, Inc., of which Mr. Milley is a director and executive officer; and (vi) 469,000 shares subject to options granted by the Company to Mr. Milley that are exercisable within 60 days. In July of 2003, Molecular agreed to cancel warrants held by Azimuth and Cadmus and issue new five-year warrants entitling the holders to purchase an aggregate 6,500,000 shares of Common Stock. The number of shares beneficially held by Mr. Milley includes the shares issuable under these warrants. (See "Certain Relationships and Related Transactions" above for additional details concerning this transaction.)

      (6) Options held by Dr. O'Donnell were cancelled in connection with his resignation from all positions held with the Company in August 2005.

      (7) Includes 10,739,311 shares owned by Lantana Small Cap Growth LLC, of which David J. Weissberg is a member.

Series E Stock - All Holders

      The following table sets forth, as of April 21, 2006, certain information with respect to (i) any person (including any group) who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Series E Stock, (ii) each director, nominee, or Named Executive Officer who owns Series E Stock, and (iii) executive officers and directors as a group, including the name and address of such owner, the number of shares of Series E Stock beneficially owned and the nature of such ownership, and the percentage such ownership is of the outstanding shares of Series E Stock.

                                                                  Amount and Nature of    Percent
      Name and Address of Beneficial Owner(1)                     Beneficial Ownership   of Class
      ---------------------------------------                     --------------------   --------
      Alexander M. Milley(2) ................................            119,324            51.1%
           c/o Azimuth Corporation
           3600 Rio Vista Avenue, Suite A
           Orlando, FL 32805
      William J. Ritger(3) ..................................             49,680            21.3%
           623 Ocean Avenue
           Sea Girt, NJ 08750
      John H. Abeles(4) .....................................              7,665               *
           c/o Northlea Partners Ltd.
           2365 Northwest 41st Street
           Boca Raton, FL 33431
      All current directors and executive officers as a group
           (4 persons) ......................................            119,324            51.1%

----------
* Less than one percent of the Series E Stock outstanding.

(1) Other than as set forth above with respect to ownership of Series E Stock, no director, nominee or Named Executive Officer of the Company owns any shares of any other series of preferred stock of the Company.

(2) Includes: (i) 48,271 shares owned by Cadmus; (ii) 20,250 shares owned by Azimuth; (iii) 20,133 shares owned by Milley Management; and (iv) 5,946 shares owned by Winchester National. The Series E stock beneficially owned by Mr. Milley converts into an aggregate 5,334,844 shares of Common Stock, including shares issuable upon payment of cumulative dividends.

(3) The Series E stock beneficially owned by Mr. Ritger converts into 2,221,257 shares of Common Stock, including shares issuable upon payment of cumulative dividends.

(4) Consists of 7,665 shares owned by Northlea Partners Ltd. The Series E stock beneficially owned by Mr. Abeles converts into 342,634 shares of Common Stock, including shares issuable upon payment of cumulative dividends.

                                  COMPENSATION

Summary Compensation Table

      The following table sets forth the cash and non-cash compensation awarded, earned or paid during each of the last three fiscal years to (i) each of the individuals who served as the Company's Chief Executive Officer during the last completed fiscal year, and (ii) the other individual who was serving as an executive officer of the Company at the end of the last completed fiscal year, and (iii) one additional officer who was no longer serving as an executive officer as of the end of fiscal 2005 (together, the "Named Executive Officers").

                                                                                             Long-Term
                                                                                          Compensation(1)
                                                                                          ---------------
                                                          Annual Compensation         Securities
                                                          -------------------         Underlying
Name and Principal Position                  Year        Salary          Bonus          Options          Other
---------------------------                  ----        ------          -----          -------          -----
David J. Weissberg, M.D.(2) ...........      2005      $        0      $        0               0               0
     Chief Executive Officer and ......      2004      $        0      $        0               0               0
     President ........................      2003      $        0      $        0               0               0

Denis M. O'Donnell, M.D.(3) ...........      2005      $        0      $        0               0               0
     Former Chief Executive Officer and      2004      $   33,333      $        0       1,250,000               0
     President ........................      2003      $        0      $        0               0               0

Robert F. McCullough, Jr.(4) ..........      2005      $        0      $        0               0               0
     Chief Financial Officer ..........      2004      $        0      $        0               0               0
           ............................      2003      $        0      $        0               0               0

Dennis L. Bergquist(5) ................      2005      $  120,833      $        0               0               0
     Former Chief Financial Officer ...      2004      $  150,000      $        0               0               0
           ............................      2003      $   87,500      $        0               0               0

----------
(1) Molecular does not have a long-term compensation program that includes long-term incentive payouts or other forms of long-term compensation. Any amounts included for long-term compensation represent the number of shares that may be acquired pursuant to options granted in the particular year.

(2) Dr. Weissberg was elected Chief Executive Officer in August 2005. He did not receive any salary or bonus with respect to 2005.

(3) Dr. O'Donnell was elected Chief Executive Officer and President in February 2004, and resigned from all positions with the Company in August 2005. Dr. O'Donnell was eligible to receive a salary beginning in June 2004, at which time his annual salary was set at $200,000. Dr. O'Donnell was paid $33,333 in 2004; the remainder of his salary was accrued by the Company and was later forgiven by Dr. O'Donnell. All options held by Dr. O'Donnell were cancelled in connection with his resignation from the Company.

(4) Mr. McCullough was elected Chief Financial Officer in September 2005. He did not receive any salary or bonus with respect to 2005.

(5) Mr. Bergquist was appointed Chief Financial Officer in June 2003 and resigned from that position in September 2005. Mr. Bergquist was paid $31,250, $112,500 and $50,000 in 2005, 2004 and 2003, respectively; the remainder of his salary was accrued by the Company. The Company and Mr. Bergquist are in disagreement over the amounts due him. The amounts reflected in the table above are the higher amounts claimed by Mr. Bergquist.

Stock Options

      The following tables summarize option grants during fiscal year 2005 to the Company's Named Executive Officers; no Named Executive Officer exercised any options during that period. No stock appreciation rights were granted or exercised during 2005. All options listed below were granted at an exercise price equal to at least the fair market value of the Common Stock on the date of grant.

                        Option Grants in Last Fiscal Year

                                                            Percent of
                                        Number of         Total Options
                                        Securities          Granted to       Exercise or
                                    Underlying Options     Employees in      Base Price      Expiration
      Name                             Granted (#)           2005 (1)         ($/Share)         Date
      ----                             -----------           --------         ---------         ----
      David J. Weissberg, M.D.              0                   0%               --              --
      Denis M. O'Donnell, M.D.              0                   0%               --              --
      Robert F. McCullough, Jr.             0                   0%               --              --
      Dennis L. Bergquist                   0                   0%               --              --

----------
(1) A total of 0 options were granted to all employees, including executive officers, in 2005.

      The following table sets forth information with respect to the fiscal year-end value of unexercised stock options held by the Named Executive Officers.

                          Fiscal Year-End Option Values

                                                                    Number of Securities           Value of Unexercised
                                                                   Underlying Unexercised             In-The-Money
                                                                          Options                        Options
                                                                     At Fiscal Year End             At Fiscal Year End
                                                                     ------------------             ------------------
      Name                                                      Exercisable     Unexercisable   Exercisable    Unexercisable
      ----                                                      -----------     -------------   -----------    -------------
      David J. Weissberg, M.D...........................             0                 0              0             0
      Denis M. O'Donnell, M.D.(1).......................             0                 0              0             0
      Robert F. McCullough, Jr..........................             0                 0              0             0
      Dennis L. Bergquist...............................             0                 0              0             0

----------
(1) All options held by Dr. O'Donnell were cancelled in connection with his resignation from all positions held with the Company in August 2005.

Compensation of Directors

      The Company compensates its directors through the periodic grant of options to purchase shares of Common Stock of the Company. The options are typically granted at the first meeting of the Board in the calendar year or the first meeting of the Board following the annual meeting of stockholders. The exercise price of the options is set at no less than the fair market value determined by the closing price of the Common Stock as reported on the Over-the-Counter Bulletin Board on the date of grant. No options were granted to directors in 2005.

      The Company also reimburses directors for reasonable expenses incurred in connection with their attendance at meetings of the Board of Directors. For information relating to shares of the Company owned by each of the directors, see the "Security Ownership of Certain Beneficial Owners and Management" section above included in this Proxy Statement. For information concerning the compensation of directors who are also officers of the Company, see the "Summary Compensation Table" above.

           PROPOSAL NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION
                            TO CHANGE NAME OF COMPANY

      In January 2006, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation (as amended to date, the "Certificate of Incorporation") to change the name of the Company from Molecular Diagnostics, Inc. to CytoCore, Inc. to better reflect the Company's business and operations. Since such time, the Company has been doing business as CytoCore.

      If approved by the stockholders, the amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing is expected to take place shortly after the Meeting.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series E Stock entitled to vote at the Meeting, voting together as a single class, is required to approve the proposal to amend the Company's Certificate of Incorporation to change the name of the Company. Votes withheld or abstaining from voting, as well as broker non-votes, will therefore have the same effect as a negative vote or a vote against this proposal.

      Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the approval of the amendment.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
          THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Altschuler, Melvoin and Glasser LLP ("AMG") has served as the Company's independent registered public accounting firm since April 2003. A representative of AMG is not expected to be present at the Meeting.

      AMG had a relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. As a result of this arrangement, AMG had no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of AMG. Effective October 1, 2005, TBS was acquired by RSM McGladrey, Inc. ("RSM") and AMG's relationship with TBS has been replaced with a similar relationship with RSM. AMG manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Fees

      Audit Fees. The aggregate fees billed for fiscal years 2005 and 2004 for professional services rendered by AMG for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Forms 10-QSB were approximately $164,000 and $158,000, respectively.

      Audit-Related Fees. AMG did not perform any assurance and related services that were reasonably related to the performance of the independent registered public accounting firm's audit or review of the Company's financial statements for fiscal years 2005 and 2004.

      Tax Fees. The Company did not incur or pay any fees for professional services rendered for tax compliance, tax advice and tax planning in either of its two most recent fiscal years.

      All Other Fees. AMG did not perform any services other than those described above for the Company for fiscal years 2005 and 2004.

Pre-Approval Policies

      As required by applicable law, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee's policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company's independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm's independence, in appearance or fact.

      The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm during fiscal 2005.

                             ADDITIONAL INFORMATION

Transaction of Other Business

      The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than that described above. If any other business should come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Stockholder Proposals for 2007 Annual Meeting

      In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Company no later than January 1, 2007. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      In order for a matter to be properly brought before a meeting but not presented in the Company's proxy statement for such meeting, a stockholder must comply with the provisions of the Company's By-laws regarding annual meeting agenda items. Specifically, the By-laws provide that for business to be properly brought before any annual meeting by a stockholder, the stockholder must deliver written notice to, or mail such written notice so that it is received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than 60 days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders. If, however, no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, to be timely the stockholder's notice must be so delivered, or mailed and received, not later than the close of business on the later of (a) the 60th day prior to such annual meeting or (b) the 10th day following the day on which the date of the meeting has been first "publicly disclosed" by the Company. "Publicly disclosed" or "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by the Company with the SEC.

      Any stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

      o a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
      o the name and address, as they appear on the Company's books, of the stockholder proposing such business;
      o the class and number of shares of the Company which are beneficially owned by the stockholder; and
      o     any material interest of the stockholder in such business.

Solicitations

      The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold voting securities and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with their distribution of Company proxy materials.

Annual Report on Form 10-KSB

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005, WHICH CONTAINS FINANCIAL STATEMENTS AND OTHER INFORMATION OF INTEREST TO STOCKHOLDERS, ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS MAY, UPON WRITTEN REQUEST AND UPON PAYMENT OF A REASONABLE FEE, ALSO OBTAIN COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005. REQUESTS SHOULD BE MADE IN WRITING TO: MOLECULAR DIAGNOSTICS, INC., 414 NORTH ORLEANS STREET, SUITE 502, CHICAGO, ILLINOIS 60610, ATTENTION: CHIEF FINANCIAL OFFICER.

                                        By Order of the Board of Directors


                                        David J. Weissberg, M.D.
                                        Chairman and Chief Executive Officer

PROXY                      MOLECULAR DIAGNOSTICS, INC.                     PROXY

COMMON STOCK           414 North Orleans Street, Suite 502          COMMON STOCK
                               Chicago, IL 60610

              FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 16, 2006

The undersigned stockholder of Molecular Diagnostics, Inc. hereby appoints David
J. Weissberg, M.D. and Robert F. McCullough, Jr. and each of them, attorneys, agents and proxies, with full power of substitution to each, to vote all of the shares of Common Stock, $.001 par value, the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, June 16, 2006 at 10:00 a.m. (local time) at the Hyatt Regency Embarcadero, 5 Embarcadero Center, San Francisco, California, 94111, and at any adjournments thereof, in the manner indicated herein and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

                           MOLECULAR DIAGNOSTICS, INC.

          PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY. |X|

[                                                                              ]

1. Election of four (4) directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

      01-Alexander M. Milley
      02-John H. Abeles, M.D.
      03-David J. Weissberg, M.D.
      04-Robert F. McCullough, Jr.

      _______________________________________________________________
      (Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)

                For             Withhold            For All
                All                All               Except

                |_|                |_|                |_|

2. Amend the Certificate of Incorporation of Molecular Diagnostics, Inc. to change the name of the Company to CytoCore, Inc.

                For              Against            Abstain

                |_|                |_|                |_|

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

                                 Date: ___________________________________, 2006

Signature(s) ___________________________________________________________________

________________________________________________________________________________

Please sign exactly as name(s) appear hereon. Please sign, date and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name and by an authorized officer. If the shares are registered in more than one name, all holders must sign.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                             YOUR VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

PROXY                      MOLECULAR DIAGNOSTICS, INC.                     PROXY
Series E                                                                Series E
Convertible            414 North Orleans Street, Suite 502           Convertible
Preferred Stock                Chicago, IL 60610                 Preferred Stock

              FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 16, 2006

The undersigned stockholder of Molecular Diagnostics, Inc. hereby appoints David
J. Weissberg, M.D. and Robert F. McCullough, Jr. and each of them, attorneys, agents and proxies, with full power of substitution to each, to vote all of the shares of Series E Convertible Preferred Stock, $.001 par value, the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, June 16, 2006 at 10:00 a.m. (local time) at the Hyatt Regency Embarcadero, 5 Embarcadero Center, San Francisco, California, 94111, and at any adjournments thereof, in the manner indicated herein and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

                           MOLECULAR DIAGNOSTICS, INC.

          PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY. |X|

[                                                                              ]

1. Election of four (4) directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

      01-Alexander M. Milley
      02-John H. Abeles, M.D.
      03-David J. Weissberg, M.D.
      04-Robert F. McCullough, Jr.

      _______________________________________________________________
      (Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)

                For             Withhold            For All
                All                All               Except

                |_|                |_|                |_|

2. Amend the Certificate of Incorporation of Molecular Diagnostics, Inc. to change the name of the Company to CytoCore, Inc.

                For              Against            Abstain

                |_|                |_|                |_|

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

                                 Date: ___________________________________, 2006

Signature(s) ___________________________________________________________________

________________________________________________________________________________

Please sign exactly as name(s) appear hereon. Please sign, date and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name and by an authorized officer. If the shares are registered in more than one name, all holders must sign.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                             YOUR VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.